Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of First Community Financial Corporation, (the “Company”) for the period ended March 31, 2003, as filed with the Securities and Exchange Commission (the “Report”), I, Richard R. Leitzel, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company as of and for the period covered by the Report.

Date: May 14, 2003	By:	/s/ RICHARD R. LEITZEL

Richard R. Leitzel, Chief Financial Officer